Exhibit 99.3

March 31, 2008

Dear Colleagues,

Today is a great day for our company and for the company we hope to become – one that we hope each of you will celebrate.

This morning, we announced the signing of a definitive agreement for the acquisition of Ansoft Corporation by ANSYS, Inc. Attached is a copy of our press release and we encourage you to read it.

This is a logical strategic step at an optimal time to create compelling value for our customers, our stockholders, and for you, our employees. The extraordinary efforts you collectively have made to build our company have brought us to this day. Soon we will need to focus those efforts towards a greater goal of a combined company delivering superior products and value to our customers.

Allow us to share a few key areas of today’s exciting announcement:

Reason: There are many reasons this agreement makes sense for ANSYS and Ansoft:

•	The acquisition of Ansoft is expected to further supplement and extend the ANSYS engineering simulation technologies and customer presence.

•

Ansoft’s and ANSYS’ software technologies are expected to give the combined company the most complete and complementary independent set of engineering simulation software offerings in the CAE industry.

•

There is no doubt that the mechanical and electronic CAE worlds are converging and customers are demanding broader and more robust solutions. This acquisition broadens our portfolio and well positions our multiphysics simulation tools.

Timing of Events and Next Steps: Even though we made the announcement today, it will be some time before the transaction can be closed. An integration team comprised of leaders from both companies will be formed over the coming weeks to determine the best approach for continued, but accelerated, success after the transaction closes. Other announcements regarding leadership alignments will be communicated as we progress through the closing and post-

closing integration processes. Prior to closing, this integration team will be working on certain aspects of how to best combine the capabilities of our respective businesses as we seek the appropriate approvals.

Despite this limited work on integration planning, it is critical that from now until the acquisition is completed, ANSYS and Ansoft continue to operate independently and conduct their businesses as usual. We will provide updates on a regular basis as we reach key milestones in the approval process and beyond.

We are excited about this new opportunity presented by the combination of two world class providers of innovative simulation technologies. Each brings a unique perspective on the development of critical product development technologies, and combined should provide our customers considerable flexibility and choice in how they deploy key simulation resources.

Please take time to read and understand all the information about this exciting development. We know it’s a lot to absorb and that change of this magnitude can be unsettling, but I think we have demonstrated that it can also be fulfilling. We have made available the attached Information for Employees to begin to address some of the questions you may have at this time. You have our commitment that as we move forward, we will try to provide timely updates.

We should all be proud of our execution over the past several years; it has truly enabled us to open up great possibilities for our customers, our stockholders, our partners and you, our employees.

Thank you again,

James E. Cashman III

President and Chief Executive Officer

ANSYS, Inc.

Important Additional Information to be Filed with the SEC

In connection with the merger, ANSYS intends to file with the SEC a registration statement on Form S-4, which will include a prospectus/proxy statement of ANSYS and Ansoft and other relevant materials in connection with the proposed transactions. Investors and security holders of ANSYS and Ansoft are urged to read the prospectus/proxy statement and the other relevant material when they become available because they will contain important information about ANSYS, Ansoft and the proposed transaction. The prospectus/proxy statement and other relevant materials (when they become available), and any and all documents filed by ANSYS or Ansoft with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ANSYS by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft by directing a written request to Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

ANSYS, Ansoft and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of Ansoft in connection with the merger. Information about those executive officers and directors of ANSYS and their ownership of ANSYS common stock is set forth in the proxy statement for ANSYS’ 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007. Information about the executive officers and directors of Ansoft and their ownership of Ansoft common stock is set forth in the proxy statement for Ansoft’s 2007 Annual Meeting of Shareholders, which was filed with the SEC on July 26, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of ANSYS, Ansoft and their respective executive officers, directors and trustees in the merger by reading the prospectus/proxy statement referred to above.

Forward Looking Information

Certain statements contained in this communication regarding matters that are not historical facts, including statements regarding the convergence of the mechanical and electronic CAE worlds, the impact of the pending acquisition, including the creation of value for customers, stockholders and employees, the combined company’s ability to further supplement and extend technologies and customer presence and deliver engineering simulation software offerings, the impact on our portfolio and positioning of our multiphysics simulation tools, and the transaction leading to considerable flexibility and choice for our customers, the success of our integration following the closing of the proposed transaction and the impact of the transaction on employees and our operational plans, are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this press release are subject to risks and uncertainties. These include the risk that the acquisition of Ansoft may not be consummated, the risk that the business of ANSYS and Ansoft may not be combined successfully or such combination may take longer or cost more to accomplish than expected, the risk that the pricing of the senior credit facility will be less favorable than ANSYS had anticipated, and the risk that operating costs, customer loss and business disruption following the acquisition of Ansoft may be greater than expected. Additional risks include the risk of a general economic downturn in one or more of the combined company’s primary geographic regions, the risk that the assumptions underlying the combined company’s anticipated revenues and expenditures will change or prove inaccurate, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for the combined company’s products and services in future periods, the risk that ANSYS has overestimated the strength of the demand among its customers for its products, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that the combined company’s operating results will be adversely affected by possible delays in developing, completing, or shipping new or enhanced products, risks that enhancements to the combined company’s products may not produce anticipated sales, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers, disruption from the transaction making it more difficult to maintain relationships with customers and employees, and other factors that are detailed from time to time in reports filed by ANSYS, Inc. and Ansoft Corporation with the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents that ANSYS and Ansoft have filed. ANSYS and Ansoft undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events after the date they were made.